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                                                                   EXHIBIT 10.29



                                  $515,000,000

                                LEAR CORPORATION

                  ZERO-COUPON CONVERTIBLE SENIOR NOTES DUE 2022


                          REGISTRATION RIGHTS AGREEMENT


                                                               February 14, 2002

Credit Suisse First Boston Corporation,
As Representative of the Several Initial Purchasers,
  Eleven Madison Avenue
  New York, New York 10010-3629

Ladies and Gentlemen:

         Lear Corporation, a Delaware corporation (the "ISSUER"), proposes to issue and sell to Credit Suisse First Boston Corporation, Lehman Brothers Inc. and J.P. Morgan Securities Inc. (the "INITIAL PURCHASERS"), upon the terms set forth in a purchase agreement of even date herewith (the "PURCHASE AGREEMENT"), up to $640,000,000 aggregate principal amount at maturity of its Zero-Coupon Convertible Senior Notes due 2022 (the "INITIAL SECURITIES") to be guaranteed (the "GUARANTEES") by the Guarantors listed on the signature page of this Agreement (the "GUARANTORS" and, collectively with the Issuer, the "COMPANY"). The Initial Securities will be convertible into shares of common stock, par value $0.01 per share, of the Issuer (the "COMMON STOCK") at the conversion price set forth in the Offering Circular dated February 14, 2002. The Initial Securities will be issued pursuant to an Indenture, dated as of February 20, 2002 (the "INDENTURE"), among the Issuer, the Guarantors named therein and The Bank of New York, as trustee (the "TRUSTEE"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of (i) the Initial Purchasers and (ii) the holders of the Initial Securities and the Common Stock issuable upon conversion or otherwise in respect of the Initial Securities (collectively, the "SECURITIES") from time to time until such time as such Securities have been sold pursuant to a Shelf Registration Statement (as defined below) (each of the forgoing a "HOLDER" and collectively the "HOLDERS"), as follows:

         1. Shelf Registration. (a) The Company shall, at its cost, prepare and, as promptly as reasonably practicable (but in no event more than 60 days after so required or requested pursuant to this Section 1) file with the Securities and Exchange Commission (the "COMMISSION") and thereafter use its reasonable best efforts to cause to be declared effective as soon as practicable a registration statement on Form S-3 (the "SHELF REGISTRATION STATEMENT" relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 5 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act of 1933, as amended (the "SECURITIES ACT") (hereinafter, the "SHELF REGISTRATION"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.





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         (b) The Company shall use its best efforts to keep the Shelf
Registration Statement continuously effective in order to permit the prospectus included therein (the "PROSPECTUS") to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 2(h) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) have been distributed to the public pursuant to Rule 144 under the Securities Act or any successor provision or are saleable by persons who are not affiliates of the Company pursuant to Rule 144(k) under the Securities Act, or any successor provision, or (iii) cease to be outstanding (in any such case, such period being called the "Shelf REGISTRATION PERIOD"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is (i) required by applicable law or (ii) taken by the Company in good faith and contemplated by
Section 2(b) below, and the Company thereafter complies with the requirements of
Section 2(h).

         (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) Each Holder of Transfer Restricted Securities agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 1(d) and Section 2(b). Each Holder of Transfer Restricted Securities wishing to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a written notice, substantially in the form of Annex A to the Offering Circular (a "NOTICE and QUESTIONNAIRE") to the Company at least ten (10) Business Days (a "BUSINESS DAY" meaning each day that is not a legal holiday) prior to any intended distribution of Transfer Restricted Securities under the Shelf Registration Statement (each such Holder delivering the Notice and Questionnaire, a "NOTICE HOLDER"). From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as reasonably practicable after the date of receipt of a Notice and Questionnaire (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required under the Securities Act so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Transfer Restricted Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT EFFECTIVENESS DEADLINE DATE") that is the later of (x) forty-five (45) Business Days after the date such post-effective amendment is required by this clause to be filed and (y) ten (10) Business Days after the conclusion of any Deferred Period existing during the period referred to in the foregoing clause (x); (ii) provide such Holder copies of any documents filed pursuant to Section 1(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1(d)(i); provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 2(b). Any Holder who, subsequent to the date the Registration Statement is declared effective, provides a Notice and Questionnaire required by this






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Section 1(d) pursuant to the provisions of this Section (whether or not such
Holder has supplied the Notice and Questionnaire at the time the Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement and related Prospectus in accordance with the requirements of this Section 1(d).

         2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

         (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the Prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration Statement, shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; and (ii) include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

         (b) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of proceedings with respect to a Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "MATERIAL EVENT") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development, public filing with the SEC or other similar event with respect to the Company that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use reasonable efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice to the Initial Purchasers and the Holders that the availability of the Shelf Registration Statement is suspended (a "DEFERRAL NOTICE") and, upon receipt of any Deferral Notice, each Holder agrees not to sell any Transfer Restricted Securities pursuant to the Registration Statement until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 2(b) to suspend the availability of the Shelf Registration Statement or any Prospectus, without incurring or accruing any obligation to pay Additional








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Interest pursuant to Section 6, for one or more periods not to exceed 45 days in any 90 day period and not to exceed, in the aggregate, 90 days in any 12-month period (such period, during which the availability of the Registration Statement and any Prospectus is suspended being a "DEFERRAL PERIOD").

         (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

         (d) The Company shall furnish to each Notice Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

         (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the Prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the Notice Holders of the Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

         (f) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Notice Holders included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Notice Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

         (g) The Company shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Notice Holders may request a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

         (h) If the Company notifies the Initial Purchasers and the Holders in accordance with paragraph Section 2(b) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Initial Purchasers and the Holders shall suspend use of such Prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in
Section 1(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers and the Holders shall have received such amended or supplemented Prospectus pursuant to this Section 2(h).

         (i) Not later than the effective date of the Shelf Registration Statement, the Company will provide CUSIP numbers for the Initial Securities and the Common Stock registered under the Shelf Registration Statement, and provide the Trustee with printed certificates for the Initial Securities, in a form eligible for deposit with The Depository Trust Company.

         (j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement






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satisfying the provisions of Section 11(a) of the Securities Act, no later than
45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

         (k) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

         (l) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration in response to any Notice and Questionnaire delivered by a Holder the Securities of such Holder to the extent that such Holder fails to furnish such information within ten (10) Business Days after the Company makes such request. Each Holder delivering a Notice and Questionnaire agrees to advise the Company promptly in the event that any of the information contained in its Notice and Questionnaire ceases to be accurate or complete in all material respects.

         (m) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other actions, if any, as any Holder shall reasonably request in order to facilitate the disposition of the Securities pursuant to the Shelf Registration.

         (n) The Company shall (i) make reasonably available for inspection during normal business hours by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 3 hereof.

         (o) The Company, if requested by the managing underwriters of an underwritten offering of Securities covered by the Shelf Registration Statement, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof, and dated, in the case of the initial opinion, the closing of the underwritten offering (it being agreed that the matters to be covered by such opinion shall include, without limitation but subject to customary qualifications and exceptions, the due incorporation and good standing of the Company and its material subsidiaries; the qualification of the Company and its material subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(m) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the Securities, or any agreement of the type referred to in Section 2(m) hereof; the compliance as to form in all material respects of the Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration







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Statement or most recent post-effective amendment thereto, as the case may be, the absence, to such counsel's awareness, from the Shelf Registration Statement and the Prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act of 1934, as amended (the "EXCHANGE ACT")); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72. The obligations set forth in this paragraph (o) shall only be applicable in connection with underwritten offerings.

         (p) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "RULES") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will provide reasonable assistance to such broker-dealer, at such broker-dealer's expense, in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be reasonably required in order for such broker-dealer to comply with the requirements of the Rules.

         (q) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by the Shelf Registration Statement contemplated hereby.

         3. Registration Expenses. (a) All expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

                  (i)  all registration and filing fees and expenses;

                  (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

                  (iii) all expenses of printing (including printing certificates for the Securities to be issued and printing of Prospectuses), messenger and delivery services and telephone;

                  (iv) all fees and disbursements of counsel for the Company;

                   (v) all application and filing fees in connection with listing the Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and




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                  (vi) all fees and disbursements of independent certified
         public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding anything to the contrary contained herein, the Company shall have no liability for any underwriters discounts in connection with any underwritten offering or for any fees payable to the National Association of Securities Dealers Inc.

         (b) In connection with the Shelf Registration Statement required by this Agreement, the Company will reimburse the Initial Purchasers and the Holders of Securities covered by the Shelf Registration Statement, for the reasonable fees and disbursements of not more than one counsel, who shall be Simpson Thacher & Bartlett unless another firm shall have been designated by the Holders of a majority in principal amount of the Transfer Restricted Securities then covered by the Shelf Registration Statement (provided that Holders of Common Stock issued upon the conversion of the Initial Securities shall be deemed to be Holders of the aggregate principal amount of Initial Securities from which such Common Stock was converted) to act as counsel for the Holders in connection therewith.

         4. Indemnification. (a) Each of the Company and the Guarantors jointly and severally will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder, and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that
(i) the Company and the Guarantors shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company or the Guarantors by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final Prospectus if the Company and the Guarantors had previously furnished copies thereof to such Holder ; provided further, however, that this indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have to such Indemnified Party. Each of the Company and the Guarantors jointly and severally will also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as

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provided above with respect to the indemnification of the Holders of the
Securities if requested by such Holders.

         (b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company, the Guarantors, their officers and directors and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or the Guarantors or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company or the Guarantors by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company, the Guarantors or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company, the Guarantors or any of their controlling persons.

         (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors on the one hand or such

Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
Section 4(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

         (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         5. Additional Interest Under Certain Circumstances. (a) Additional interest (the "ADDITIONAL INTEREST") with respect to the affected Securities (but only for so long as they constitute Transfer Restricted Securities) shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below being herein called a "REGISTRATION DEFAULT"):

                   (i) the Shelf Registration Statement has not been filed with the Commission by the 60th day after the first date of original issuance of the Initial Securities;

                  (ii) the Shelf Registration Statement has not been declared effective by the Commission by the 180th day after the first date of original issue of the Initial Securities;

                  (iii) the Company fails with respect to a Holder that supplies a properly completed Notice and Questionnaire to the Company to amend or supplement the Shelf Registration Statement in a timely manner in order to name such Holder as a selling securityholder; and

                  (iv) the Shelf Registration Statement is declared effective by the Commission but (A) the Shelf Registration Statement thereafter ceases to be effective or (B) the Shelf Registration Statement or the Prospectus ceases to be usable in connection with resales of Transfer Restricted Securities (as defined below) during the periods specified herein (other than pursuant to Section 1(d) hereof and other than during Deferral Periods) and (1) the Company fails to cure the Registration Default within ten (10) Business Days by a post-effective amendment or a report filed pursuant to the Exchange Act or (2) if applicable, the Deferral Period exceeds 45 days in any 90 day period or 90 days in any 12-month period, as the case may be.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission .

Additional Interest shall accrue daily on the affected Securities that constitute Transfer Restricted Securities over and above the interest set forth in the title of the Notes from and including the date on which any such Registration Default shall occur to, but excluding, the date on which all such Registration Defaults have been cured, for the Notes at a rate of 0.50% per annum calculated on the basis of the accreted value of the Notes (the "ADDITIONAL INTEREST RATE") and, if applicable, on an equivalent basis per share of Common Stock issued in respect of the Notes (subject to adjustment in the case of stock splits, stock recombinations, stock dividends and the like), with the holders of such Common Stock being deemed to be holders of the aggregate principal amount of Initial Securities from which such Common Stock was converted. Except as set forth above, we will have no other liabilities for monetary damages with respect to a failure to perform our registration obligations.

         (b) A Registration Default referred to in Section 5(a)(iii) hereof shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related Prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Shelf Registration Statement to incorporate financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related Prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement the Shelf Registration Statement and related Prospectus to describe such events as required by paragraph 2(b) hereof; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

         (c) Any amounts of Additional Interest due pursuant to Section 5(a) will be payable in cash on the regular interest payment dates with respect to the Initial Securities which would apply in the event the Company had exercised its option to convert the Initial Securities to cash payment obligations following the occurrence of a Tax Event (as defined in the Indenture relating to the Initial Securities). The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the accreted principal amount of the Transfer Restricted Securities, further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

         (d) "TRANSFER RESTRICTED SECURITIES" means each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 or any successor provision under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act or any successor provision.

         6. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         7. Underwritten Registrations. If any of the Transfer Restricted Securities covered by the Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering (provided that holders of Common Stock issued upon conversion of the Initial Securities shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Initial Securities from which such Common Stock was converted).

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         8.  Miscellaneous.

         (a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents (provided that holders of Common Stock issued upon conversion of Initial Securities shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Initial Securities from which such Common Stock was converted). Without the consent of the Holder of a Initial Security, however, no modification may change the provisions relating to the payment of Additional Interest with respect to such Initial Security.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

                  (2)  if to the Initial Purchasers;

                           Credit Suisse First Boston Corporation
                           Eleven Madison Avenue
                           New York, NY 10010-3629
                           Fax No.:  (212) 325-8278
                           Attention:  Transactions Advisory Group

         with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY 10017
                           Fax No.: (212) 455-2502
                           Attention:  John D. Lobrano

                  (3)      if to the Company, at its address as follows:

                           Lear Corporation
                           21557 Telegraph Road
                           Southfield, MI  48034
                           Attention: David Wajsgras

         with a copy to:

                           Winston & Strawn
                           200 Park Avenue
                           New York, NY 10166
                           Attention:  Daniel Ninivaggi

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                  (d) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

                  (e) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  By the execution and delivery of this Agreement, the Issuer and each of the Guarantors submits to the nonexclusive jurisdiction of any federal or state court in the State of New York.

                  (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers, the Issuer and the Guarantors in accordance with its terms.

                           Very truly yours,


                           LEAR CORPORATION


                           By:  /s/ David C. Wajsgras
                           .................................
                           Name: David C. Wajsgras
                           Title: Senior Vice President and Chief Financial Officer

                           LEAR OPERATIONS CORPORATION


                           By:  /s/ Joseph F. McCarthy
                           .................................
                           Name:  Joseph F. McCarthy
                           Title:  Vice President, Secretary and General Counsel

                           LEAR CORPORATION AUTOMOTIVE HOLDINGS


                           By:  /s/ Joseph F. McCarthy
                           .................................
                           Name: Joseph F. McCarthy
                           Title:  Vice President and Secretary

                           LEAR SEATING HOLDINGS CORP. #50


                           By:  /s/ Joseph F. McCarthy
                           .................................
                           Name:  Joseph F. McCarthy
                           Title:  Secretary and General Counsel

                           LEAR CORPORATION EEDS AND INTERIORS


                           By:  /s/ Joseph F. McCarthy
                           .................................
                           Name:  Joseph F. McCarthy
                           Title:  Vice President and Secretary

                           LEAR CORPORATION AUTOMOTIVE SYSTEMS


                           By:  /s/ Joseph F. McCarthy
                           ..................................
                           Name:  Joseph F. McCarthy
                           Title:  Vice President and Secretary

                           LEAR TECHNOLOGIES, LLC


                           By:  /s/ David C. Wajsgras
                           ..................................
                           Name:  David C. Wajsgras
                           Title:  Senior Vice President and Chief Financial
                                        Officer - Lear Corporation

                           LEAR MIDWEST AUTOMOTIVE, LIMITED PARTNERSHIP


                           By:  /s/ Joseph F. McCarthy
                           ..................................
                           Name:  Joseph F. McCarthy
                           Title:  Vice President, Secretary and General Counsel


                           LEAR AUTOMOTIVE (EEDS) SPAIN S.L.


                           By:  /s/ Joseph F. McCarthy
                           ..................................
                           Name:  Joseph F. McCarthy
                           Title:  Power of Attorney

                                           LEAR CORPORATION MEXICO, S.A. DE C.V.


                                           By:  /s/ Joseph F. McCarthy
                                           ..............................
                                           Name:  Joseph F. McCarthy
                                           Title:  Power of Attorney



The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above
written.


CREDIT SUISSE FIRST BOSTON CORPORATION

By:     /s/
        ------------------------------
        Name:
        Title:

Acting on behalf of itself
and as the Representative
of the several Initial Purchasers